The HIT Difference:

Why Invest in the HIT Now?

APRIL 2018

COMPETITIVE RETURNS: Returns have exceeded the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate) on gross basis for 24 of past 25 calendar years and on a net basis for 15 of those years.

PRINCIPAL PROTECTION & DIVERSIFICATION: The HIT holds over 93% U.S. Government/Agency credit quality assets and does not invest in corporate bonds. HIT’s investments can provide diversification from corporate bonds and better protection from credit and default risks. The HIT can complement riskier assets in a portfolio.

DEFENSIVE DURATION POSITION: In the current rate environment, the HIT is managing its duration position to be slightly shorter than the Barclays Aggregate to protect against rising interest rates, while continuing to provide an income advantage.

LONG-TERM TRACK RECORD: HIT’s strategy has been consistent for over three decades; we believe this provides a sound, diversified investment option by design.

MARKET OUTLOOK: Given sustained strong performance by corporates – outperforming Treasuries by 412 basis points annualized since 2009 – some market participants expect widening as conditions change.

With the economy hovering around full employment and inflation expectations rising, the Federal Reserve is expected to stay on its tightening path. However, significant geopolitical risks remain. Further, recent volatility shows that the equity markets are very sensitive to negative news. We believe investors should analyze the risk/return benefits of the HIT if investors flee equities, corporates, and other assets that benefitted from Quantitative Easing.

WHAT DIFFERENTIATES THE HIT FROM OTHER INVESTMENT GRADE FIXED INCOME VEHICLES?

DIVERSIFIES WHILE MAINTAINING KEY CORE FIXED INCOME CHARACTERISTICS

●	Actively managed relative to the Barclays Aggregate to have higher income, lower credit risk and similar interest rate and prepayment risks. Duration managed to generally within ½ year of the Barclays Aggregate; 97% month-over-month return correlation over past 5 years. The HIT tends to outperform during periods of market stress.

●	Holds no corporate bonds, which tend to be correlated with equities. Substitutes positively convex, prepayment-protected, high credit quality multifamily mortgage securities for all corporates and most Treasuries in the Barclays Aggregate.

●	Designed to generate superior risk-adjusted returns to the Barclays Aggregate due to overweighting multifamily mortgage securities (typically 55 to 70% of the portfolio; most recently at 71%, compared to less than 1% in the Barclays Aggregate). These securities have contributed to HIT’s historical income advantage, which in turn have contributed positively to HIT’s performance.

HIT PORTFOLIO ALLOCATION

Based on value of total investments, including unfunded commitments, as of March 31, 2018.

FITS PRINCIPAL PROTECTION ALLOCATIONS

●	Provides US Government/Agency quality and higher yield due to concentration in multifamily mortgage securities, which help provide stable income with very low credit risk.

●	Over 96% of HIT’s portfolio is Government/Agency credit, AAA securities and cash equivalents.

●	No exposure to corporate bonds or low credit quality securities; has not experienced material credit losses over the past two decades.

●	Over 99% of HIT’s investments very liquid or better due to their high credit quality.

SOCIALLY RESPONSIBLE IMPACT INVESTING

●	Focuses on investing in union-built housing projects that create good paying construction jobs and affordable and workforce housing. 100% union labor is required for construction-related directly sourced investments.

●	Signatory to UNPRI (Principles of Responsible Investment).

HIGH GREDIT QUALITY

Based on value of total investments, including unfunded commitments, as of March 31, 2018.

HIT IMPACTS SINCE INCEPTION (1984)*

165.1M hours of union construction work

175,500 total jobs across industries

$11.2B invested in over 500 projects.

$28.5B total economic benefits

$11.2B in wages & benefits, $5.6B for union construction workers.

108,900 housing units, 66% affordable or workforce housing

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $6 billion in assets for some 390 investors, including union and public employee pension plans and labor organizations.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2018, unless otherwise noted.

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2018 was 1.02%, 1.10%, 1.72%, and 3.62%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, available at aflcio-hit.com or by calling 202-331-8055.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

*In 2017 dollars. Job and economic benefits are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its subsidiary Building America.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com